URGENT NOTICE

                                                                                                                                                                                           [Date]

Re: [       ]  FUND

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund. This matter pertains to a time-sensitive initiative for the Fund and its shareholders for which we need your response.

It is very important that we speak with you. Please call toll-free at (800) 893-5865 between 9:00am and 10:00pm ET, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer